Exhibit 99.1

AEROJET ROCKETDYNE

G.research

24th Annual Aerospace and Defense Conference



September 13, 2018

Certain information contained in this presentation should be considered “forward-looking statements” as defined by Section 21E of the Private Securities Litigation Reform Act of 1995. All statements in this presentation other than historical information may be deemed forward-looking statements. These statements present (without limitation) the expectations, beliefs, plans and objectives of management and future financial performance and assumptions underlying, or judgments concerning, the matters discussed in the statements. The words “believe,” “estimate,” “anticipate,” “future,” “goal,” “could,” “will,” “continue,” “can,” “potential,” “should,” “project,” and “expect,” and similar expressions, are intended to identify forward-looking statements. Forward-looking statements involve certain risks, estimates, assumptions and uncertainties, including with respect to future sales and activity levels, cash flows, contract performance, future reductions or changes in U.S. government spending, achieving anticipated costs savings and other benefits of the Company’s Competitive Improvement Program, failure to secure contracts, the outcome of litigation and contingencies, environmental remediation and anticipated costs of capital. A variety of factors could cause actual results or outcomes to differ materially from those expected and expressed in our forward-looking statements. Important risk factors that could cause actual results or outcomes to differ from those expressed in the forward-looking statements are described in the section “Risk Factors” in Item 1A of our Annual Report to the Securities Exchange Commission on Form 10-K for the fiscal year ended December 31, 2017 and on our Quarterly Report on Form 10Q for the period ended June 30, 2018. Additional risk factors may be described from time to time in our future filings with the Securities and Exchange Commission. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise. Financial data presented is derived from audited financial statements and/or unaudited quarterly reports on Form 10-Q. This presentation also contains non-GAAP financial measures. A reconciliation of these financial measures to the nearest GAAP measure is included in this presentation. Any financial numbers provided that are not historical do not represent guidance or projections. Such figures are merely aspirational in nature and should not be relied upon. Forward Looking Statements and Non-GAAP Measures

NYSE: AJRD LTM 6/30/18 revenue: $2.0B Diversified portfolio of programs and markets served Strongly aligned with customers’ priorities Significant real estate holdings At a Glance Tactical Systems Advanced Programs Space and Launch Systems Missile Defense and Strategic Systems In-space Propulsion Technology-based manufacturing company providing innovative solutions to aerospace and defense customers

Largest domestic portfolio of space propulsion and power systems NASA’s new Space Launch System and Orion programs will restore U.S. deep space exploration Key upper-stage wins on the Vulcan and OmegA next generation launch vehicles Supporting re-establishment of U.S. human space and military space capabilities Strong Space Portfolio Space Launch System In-Space Propulsion RL10 Commercial Space

Liquid, solid, air-breathing propulsion systems and components for strategic, tactical and precision missile strikes, missile defense systems, maneuvering propulsion systems, precision warfighting systems Geopolitical instability; medium and long-range missiles proliferating; threats to U.S. and allied freedom Strong, well-funded portfolio of programs with strategically important next generation programs in development and on the horizon Standard Missile Tomahawk THAAD Patriot Our products play a major role in providing national and global security Strong Defense Portfolio

First Half 2018 Sales and Profit Growth Q2 Sales of $467M up 2% Net Sales YTD June Note: In 2016, the company changed its fiscal year end to December 31. Net sales for the first half of 2015 are December 1 through May 31. Effective 1/1/2018, the Company adopted the FASB’s amended revenue recognition standards (ASC 606) using the modified retrospective approach. Revenue from 2015 to 2017 recognized on an ASC 605 basis; revenue 2018 forward recognized on an ASC 606 basis. * Includes $42 million for land sale. ($ in millions) * +11% Adjusted EBITDAP(1) YTD June Margin excluding land sale (1) Non-GAAP Measure. See reconciliation in appendix. Adj EBITDAP as a % of Net Sales

Strong Macro Fundamentals U.S. Defense Appropriations ($ in billions) Robust 2018 and 2019 funding for important, legacy AJRD programs Potential boost from foreign military sales DoD is prioritizing next generation programs core to AJRD Reinstatement of the Space Council Strong Administration support for NASA Strong funding for key programs solidifies multi-year outlook Note: 2015-2018 source: Joint Explanatory Statement accompanying the Department of Defense Appropriations Act. 2019 source: House Report 115-769 accompanying HR 6157, Department of Defense Appropriations Act and Senate Report 115-290 accompanying S 3159, Department of Defense Appropriations Act

Strong backlog in a diverse set of products Advanced technology base, aligned with our nation’s critical needs Proven manufacturing capability and expertise Driving continuous improvement and operational excellence Competitive Positioning THAAD Well-positioned for next generation franchise programs RS-25 Hypersonics/Supersonics Phantom Express GBSD RS 25 THAAD

Significant Operational Improvements to Drive New and Existing Programs Strong Macro Fundamentals Diversified, Well-Balanced Portfolio to Compete Effectively in Today’s Market Solid Industry Foundation and Technical Leadership Focused on Revenue and Profitability Growth to Enhance Shareholder Value Investing in Today’s Aerojet Rocketdyne

APPENDIX

Reconciliation of Non-GAAP Measures Adjusted EBITDAP is used to measure our operating performance. We believe that to effectively compare our core operating performance from period to period, the metric should exclude items relating to retirement benefits (net of amounts that are recoverable under our U.S. government contracts), significant non-cash expenses, the impacts of financing decisions on earnings, and items incurred outside the ordinary, on-going and customary course of our operations. ($ in millions)